Exhibit 10.1

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

PLAN DOCUMENT

Effective January 1, 2007

i

4.2 Enrollment Requirements	9
4.3 Integrated Agreement	9

ARTICLE V – COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 409A AND REGULATORY RESTRICTIONS	9
5.1 Delay in Payment for Specified Employee in the Event of a Separation From Service; Compliance with IRC 409A and Notice 2007-78	9-10
5.2 Compliance With IRC 409A	10
5.3 Prohibited Payments	10

ARTICLE VI – SUPPLEMENTAL RETIREMENT BENEFITS	10
6.1 Executive Benefit Payments Upon Normal Retirement	10
6.2 Executive Benefit Payments Upon Early Retirement	11
6.3 Executive Benefit in the Event of Disability During Employment	11
6.4 Executive Benefit in the Event of Death During Employment	11-12
6.5 Payments in the Events Executive Voluntarily Separates From Service Prior to Early or Normal Retirement	12
6.6 Involuntary Termination	12-13
6.7 Involuntary Termination or Termination For Good Reason Within Two Years Following a Change in Control	13
6.8 Termination For Cause	14

ARTICLE VII – MODIFICATION OF FORM OF PAYMENT AND WITHHOLDINGS	14
7.1 Modifying Form of Benefit Payment	14
7.2 Withholding of Payroll Taxes	14

ARTICLE VIII – ADMINISTRATION	14
8.1 Named Fiduciary and Plan Administrator	14
8.2 Agents	14
8.3 Binding Effect of Decisions	15
8.4 Claims Procedures	15
8.5 Arbitration of Disputes	15-16
8.6 Attorneys Fees	16

ARTICLE IX – BENEFICIARY DESIGNATION	16
9.1 Beneficiary Designation	16
9.2 Amendments to Beneficiary Designation	16
9.3 No Participant Designation	17
9.4 Doubt as to Beneficiary	17
9.5 Payment to Guardian	17
9.6 Effect of Payment	17

ARTICLE X –MISCELLANEOUS	17

ii

10.1 Unfunded Plan	17
10.2 Status as an Unsecured Creditor and Rabbi Trust	17-18
10.3 Nonassignabiliy	18
10.4 Captions	18
10.5 Governing Law	18
10.6 Validity	18
10.7 Notice	19
10.8 Successors	19
10.9 IRS Section 280G Issues	19-20

SIGNATURE PAGE	20

EXHIBIT 1 – INDIVIDUAL PARTICIPATION AGREEMENT
EXHIBIT 2 – BENEFICIARY DESIGNATION FORM

iii

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

PLAN DOCUMENT

ARTICLE I

PURPOSE AND EFFECTIVE DATE

The purpose of this Supplemental Executive Retirement Plan (the “Plan”) is to provide specified benefits to a select group of management and highly compensated employees who have contributed materially to the continued growth, development and future business success of Pacific Financial Corporation and its subsidiaries, including but not limited to Bank of the Pacific (hereinafter “Bank”). The benefits specified herein shall be deemed to have been earned over the entire service period of the Participants, subject to the payment limitations specified herein. This Plan shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time. The Plan shall be effective as of January 1, 2007.

ARTICLE II

DEFINITIONS

For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1       Administrator. The Employer shall be the “Administrator” and, solely for the purposes of ERISA, the “fiduciary” of this Agreement where a fiduciary is required by ERISA.

2.2       Accrued Benefit. The term “Accrued Benefit” shall be an amount equal to a certain percentage of the Target Benefit Amount, with the specific percentage to be determined as of the date Participant Separates From Service or becomes Disabled. The specific percentage shall be a fraction determined in accordance with the following: The numerator shall be the total number of years the Participant has been employed by the Company as of the date they become Disabled or Separation From Service; the denominator shall be the total number of years the Participant would have been employed by the Company had they remained continuously employed by the Company from their

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

date of hire until their Normal Retirement Age.

2.3   Beneficiary. “Beneficiary” shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article IX below that are entitled to receive benefits under this Plan upon the death of a Participant.

2.4   Beneficiary Designation Form. “Beneficiary Designation Form” shall mean the form established from time to time by the Administrator that a Participant completes, signs and returns to the Administrator to designate one or more Beneficiaries.

2.5   Board of Directors. The term “Board of Directors” or “Board” shall mean the Board of Directors of the Company.

2.6   Change in Control. For the purpose of this Plan, a Change in Control shall mean the occurrence of any of the following events (and for the purposes of this provision, the term “corporation” shall mean “the Bank” or the “Company”, as defined herein):

A.

Change in the Ownership of a Corporation. A change in the ownership of a corporation occurs on the date that any one person or persons acting as a group (as defined in IRC 409A), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of such corporation. The acquisition of additional stock by the same person or group is not considered to cause a change in the ownership of the corporation.

B.	Change in the Effective Control of a Corporation. A change in the effective control of the corporation shall be deemed to occur on either of the following dates:

(i)     The date any one person, or persons acting as a group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or group) ownership of stock of the corporation possessing thirty percent (30%) or more of the total voting power of the stock of such corporation; or

(ii) The date a majority of members of the corporation’s board of directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation’s board of directors before the date of the appointment or election.

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

C.

Change in the Ownership of a Substantial Portion of a Corporation’s Assets. A change in the ownership of a substantial portion of a corporation’s assets shall be deemed to occur on the date that any one person or group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the corporation immediately before such acquisition or acquisitions. No Change in Control shall result if the assets are transferred to entities controlled directly or indirectly by the shareholders of the transferring corporation.

In addition, to constitute a change in control event with respect to the Participant, the change in control event must relate to (i) the corporation for whom Participant is performing services at the time of the Change in Control; (ii) The corporation that is liable for the payment of the amounts described herein (or all corporations liable for the payment if more than one corporation is liable) but only if either the deferred compensation is attributable to the performance of service by the Participant for such corporation(s) or there is a bona fide business purpose for such corporation(s) to be liable for such payment and, in either case, no significant purpose of making such corporation(s) liable for such payment is the avoidance of Federal income tax; or (iii) a corporation that is a majority shareholder of a corporation identified in (i) or (ii) above, or any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in a corporation identified in (i) or (ii) above.

2.7	Claimant. Claimant shall have the meaning set forth in Article VIII herein.

2.8   Code. The term the “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.9   Company. The term “Company” shall collectively refer to the Pacific Financial Corporation and its subsidiaries, including but not limited to the Bank.

2.10Disability/Disabled. For the purposes of this Agreement, a Participant will be considered Disabled if:

A.

He is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or

B.	He is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Employee’s employer.

The determination of whether a Participant is Disabled shall be determined by a physician mutually agreed upon by the Company and the Participant (and shall be in accordance with the provisions of IRC 409A).

2.11             Early Retirement and Early Retirement Age. Unless specified otherwise in the Individual Participant Agreement, the term “Early Retirement” shall mean the Participant’s Separation From Service on or after attaining “Early Retirement Age” of Sixty-Five (65), but before attaining the Normal Retirement Age, and for any reason other than an approved Leave of Absence, death, Disability, or Termination for Cause, and not pursuant to the terms of paragraph 6.7.

2.12Effective Date. The term “Effective Date” shall mean the date the Plan is effective: January 1, 2007.

2.13. Eligibility Date. The term “Eligibility Date” shall mean that date identified as such in the Individual Participation Agreement.

2.14Employer. The term “Employer” shall mean the Company and/or any of its subsidiaries that have been selected by the Board to participate in the Plan and for whom the participant is performing services (as either an employee or an independent contractor).

2.15ERISA. The term “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

2.16Executive Benefit. The term “Executive Benefit” shall mean the actual benefit Participant receives pursuant to the terms of this Plan Agreement and the Individual Participation Agreement (i.e. that percentage of the Accrued Benefit after it has been be forfeited, reduced or adjusted pursuant to Paragraphs V through VII, as required under the other provisions of this Agreement, as required by reason of the lawful order of any regulatory agency or body having jurisdiction over the Employer; or, as required in order for the Employer to comply with any and all applicable state and federal laws, including, but not limited to, income, employment and disability income tax laws).

2.17Individual Participation Agreement. The term “Individual Participation Agreement” or “Participation Agreement” means the agreement which is to be signed and filed by a Participant with the Administrative Committee pursuant to the provisions of Article IV, the form of which is attached hereto as Exhibit 1, and which shall be incorporated by reference herein.

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

2.18Involuntary Separation From Service. In accordance with IRC 409A, the term “Involuntary Separation from Service” or an “Involuntarily Terminated” shall mean the Participant’s Separation from Service prior to qualifying for Normal Retirement, and as a result of the independent exercise of the unilateral authority of the Company to terminate the Participant’s services (other than due to the Participant’s implicit or explicit request), where the Participant was willing and able to continue performing services.

2.19IRC 409A. The term “IRC 409A” shall refer to Section 409A of the Code and to the final regulations issued by the IRS and the Treasury Department under Section 409A of the Code, and any subsequent modifications or clarifications thereto.

2.20Leave of Absence. In accordance with IRC 409A and, for the purpose of this Plan, the term “Leave of Absence” shall include military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six (6) months, or if longer, so long as the individual retains a right to reemployment with the Company under an applicable statute or by contract. A leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Company. If the period of leave exceeds six (6) months and the individual does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six (6) month period.

2.21Normal Retirement. The term “Normal Retirement” shall refer to a date which satisfies the following:

A.

It shall be a date on which Participant Separates From Service with the Employer for any reason other than an approved Leave of Absence, death, Disability, or Termination for Cause, and not pursuant to the terms of paragraph 6.7, AND

B.	It shall be a date on or after Participant attains Normal Retirement Age.

2.22Normal Retirement Age. The term “Normal Retirement Age” shall mean the age specified in Participant’s Individual Participation Agreement as the Participant’s Normal Retirement Age.

2.23Participant. The term “Participant” means any individual who is participating in or has participated in this Plan, and who has not yet received his full benefit hereunder. In addition, the terms “Participant” and “Executive” shall be interchangeable for the purposes of this Plan Agreement.

2.24Plan. The “Plan” shall mean the Company’s Supplemental Executive Retirement Plan, which shall be evidenced by this Plan Agreement and by each Individual Participation Agreement.

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

2.25Plan Year. The term “Plan Year” shall mean the Bank’s fiscal year and shall be the calendar year.

2.26Separation From Service/Termination of Employment. The terms Separation From Service (or Separates From Service) and Termination of Employment shall be used interchangeably for the purposes of this Agreement and shall be interpreted in accordance with the provisions of IRC 409A. Whether a termination of employment has occurred is determined based on whether the facts and circumstances indicate that the Employer and the Participant reasonably anticipate that no further services will be performed after a certain date or that the level of bona fide services the Participant will perform after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than twenty percent (20%) of the average level of bona fide services performed (as an employee or an independent contractor) over the immediately preceding thirty-six (36) month period (or the full period of services to the employer if the employee has been providing services to the employer less than thirty-six (36) months. There shall be no Separation From Service while the Participant is on military leave, sick leave or other bona fide Leave of Absence, as long as such leave does not exceed six (6) months, or if longer, so long as the individual retains a right to re-employment with the service recipient under an applicable statute or by contract.

2.27Specified Employee. In accordance with IRC 409A, the term “Specified Employee” means an employee who, as of the date of the employee’s Separation from Service, is a key employee of an employer of which any stock is publicly traded on an established securities market or otherwise. An employee is a key employee if the employee meets the requirements of Code Section 416(i)(1)(A)(i), (ii), or (iii) (applied in accordance with the regulations thereunder and disregarding section 416(i)(5)) at any time during the twelve (12) month period ending on a specified employee identification date. If Participant is a key employee as of a specified employee identification date, then Participant shall be treated as a key employee for the entire twelve (12) month period beginning on the specified employee effective date.

2.28Target Benefit Amount. The “Target Benefit Amount” is the annual benefit amount applicable to each individual participant and specified as such in the Individual Participation Agreement.

2.29Termination for Cause. The terms “Termination for Cause” and “Terminated for Cause” shall mean a Termination of Employment of the Executive by the Employer for any one or more of the following reasons:

A.	The Executive’s willful and material breach of duty in the course of his Employment, such breach having a material adverse effect on the Company;

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

B.

The Executive’s willful violation of any laws, rules or regulations of any regulatory agency or governmental authority having jurisdiction over the Company, or of any Company policies or resolutions adopted by the Board of Directors, which violation has a material adverse effect on the Company;

C.	The Executive is convicted of any felony or a crime involving moral turpitude or commits a fraudulent or dishonest act, which conviction or act has a material adverse effect on the Company;

As stated previously, the term “Company” shall include the Bank.

2.30Termination for Good Reason. For the purposes of this Plan, a termination shall be deemed to be “for Good Reason” if, within two (2) years following a Change in Control, a Participant Voluntary Terminates his employment after one or more of the following conditions arise without the consent of the Participant:

A.	A material diminution in the Participant’s base compensation;

B.	A material diminution in the Participant’s authority, duties, or responsibilities;

C.

A material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that an Participant report to a corporate officer or employee instead of reporting directly to the board of directors of a corporation (or similar governing body with respect to an entity other than a corporation);

D.	A material diminution in the budget over which the Participant retains authority;

E.	A material change in the geographic location at which the Participant must perform the services;

F.	Any other action or inaction that constitutes a material breach by the Employer of the agreement under which the Participant provides services.

2.31Vested Percentage. The term “Vested Percentage” means the percentage of the Accrued Benefit to which the Participant may be entitled based on the number years Participant has been participating in the Plan as of the date on which he Separates From Service or Terminates Employment with the Bank. The specific benefit to which Participant shall be entitled shall be determined by the facts and circumstances surrounding his Separation from Service. Subject to the forgoing, the Vested Percentage shall be determined in accordance with the following:

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

Date of Separation from Service	Vested Percentage

Within Thirty-Six (36) months of the Eligibility Date specified on the Individual Participation Agreement	0%

Thirty-Six (36) months after the Eligibility Date specified on the Individual Participation Agreement	30%

Thereafter	Additional 10% per full year of service thereafter (not to exceed 100%)

2.32 Voluntary Termination. The terms “Voluntary Termination” and “Voluntarily Terminate Employment” shall mean voluntary resignation of employment by the Participant prior to Normal or Early Retirement Age, but not as a result of death, Disability and not For Good Reason.

ARTICLE III

FRINGE BENEFIT

3.1   Fringe Benefit. The benefits provided by this Plan are granted by Employer as a fringe benefit to the Participant and are not a part of any salary reduction plan or any arrangement deferring a bonus or a salary increase. The Participant has no option to take any current payments or bonus in lieu of the benefits provided by this Plan.

3.2   Plan Not a Contract of Employment. Although this Plan is intended to provide employees with an additional incentive to remain in the employ of the Employer, neither this Plan Agreement nor the Individual Participation Agreement shall constitute a contract of employment between the Participant and the Employer. In addition no provision of this Plan Document nor the Individual Participation Agreement shall restrict or expand the right of Employer to terminate the Participant’s employment. This Plan Document and the Individual Participation Agreement shall have no impact or effect upon any separate written employment agreement which the Participant may have with Employer, it being the parties’ intention and agreement that, unless this Plan Document is specifically referenced in said employment agreement (or any modification thereto), this Plan Agreement (and the Employer’s obligations hereunder) shall stand separate and apart and shall have no effect on or be affected by, the terms and provisions of any employment agreement.

ARTICLE IV

SELECTION, ELIGIBILITY, ENROLLMENT

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

4.1   Selection by Board of Directors. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Board of Directors shall select, in its sole discretion, employees of the Employer to participate in the Plan.

4.2   Enrollment Requirements. Within thirty (30) days of becoming eligible to participate in the Plan, Participant shall complete, sign and return to the Executive Committee an Individual Participation Agreement and a Beneficiary Designation Form. In addition, the Executive Committee, in its sole discretion shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

4.3   Integrated Agreement. The Individual Participation Agreement, a copy of which is attached hereto, shall be incorporated into by reference and made a part of this Plan Document as though set forth in full herein. The Individual Participation Agreement and the Plan Document, collectively, shall be considered one complete contract between the Company and the Participant.

ARTICLE V

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 409A

AND REGULATORY RESTRICTIONS

5.1   Delay in Payment for Specified Employee in the Event of a Separation From Service; Compliance with IRC 409A and Notice 2007-78. In the case of any Participant who is a Specified Employee at the time of a Separation from Service, then a payment conditioned upon a Separation from Service may not be made before the date that is six (6) months after the date of Separation from Service (or, if earlier than the end of the six-month period, the date of death of the Specified Employee).

In the event payments to which the Participant would otherwise be entitled during the first six (6) months are subject to this six (6) month delay in payment, then such payments shall be accumulated and paid on the first day of the seventh month following the date of Separation from Service. In the event additional payments are required, payments will then continue thereafter as called for pursuant to the terms of this Plan Agreement and the Individual Participation Agreement.

Notwithstanding any provision existing in this Plan Agreement or any amendment thereto, it is the intent of the Bank and the Participant that any payment or benefit provided pursuant to this Plan shall be made and paid in a manner, and at a time, and in a form which complies with the applicable requirements of IRC 409A, in order to avoid any unfavorable tax consequences resulting from any such failure to comply.

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

Furthermore, for the purposes of this Agreement, IRC 409A shall be read to include any related or relevant IRS Notices (including but not limited to Notice 2007-78).

5.2   Compliance With IRC 409A. In the event of any ambiguity in terms, or in the event further clarification of any term or provision is necessary, all interpretations and payouts of benefits based thereon shall be made in accordance with IRC 409A and any related notices or guidance thereon.

5.3   Prohibited Payments. Notwithstanding anything in this Plan Agreement to the contrary, if any payment made under this Plan is a “golden parachute payment” as defined in Section 28(k) of the Federal Deposit Insurance Act (12 U.S.C. section 1828(k) and Part 359 of the Rules and Regulations of the Federal Deposit Insurance Corporation (collectively, the “FDIC Rules”) or is otherwise prohibited, restricted or subject to the prior approval of a Bank Regulator, no payment shall be made hereunder without complying with said FDIC Rules (in addition to complying with IRC 409A).

ARTICLE VI

SUPPLEMENTAL RETIREMENT BENEFITS

Subject to the provisions or Articles V and VII, the amount and payment of the Executive Benefit shall be in accordance with the following:

6.1   Executive Benefit Payments Upon Normal Retirement. In the event a Participant Separates From Service on or after qualifying for Normal Retirement, then Participant shall be entitled to be paid the following:

6.1.1Amount of Benefit. Participant shall receive an annual Executive Benefit amount equal to the Vested Percentage of the Accrued Benefit.

6.1.2Payment Method and Duration. This annual Executive Benefit shall commence on the first day of the first month following the Participant’s Separation From Service and shall continue annually thereafter, on the anniversary date of the first payment, for a period of fifteen (15) years. In the event Participant dies after becoming entitled to receive such benefits, but before any or all payments have been made, then Participant’s designated Beneficiary(ies) shall be entitled to receive any and all outstanding benefit payments at the same time and in the same form as Participant would have received such payments.

6.2   Executive Benefit Payments Upon Early Retirement. In the event a Participant Separates From Service on or after qualifying for Early Retirement, then Participant shall be entitled to be paid the following:

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

6.2.1Amount of Benefit. Participant shall receive an annual Executive Benefit amount equal to the Vested Percentage of the Accrued Benefit.

6.2.2Payment Method and Duration. This annual Executive Benefit shall commence on the first day of the first month following the Participant’s Separation From Service and shall continue annually thereafter, on the anniversary date of the first payment, for a period of fifteen (15) years. In the event Participant dies after becoming entitled to receive such benefits, but before any or all payments have been made, then Participant’s designated Beneficiary(ies) shall be entitled to receive any and all outstanding benefit payments at the same time and in the same form as Participant would have received such payments.

6.3   Executive Benefit in the Event of Disability During Employment. In the event Participant becomes Disabled at any time prior to Separating from Service with the Company, then Participant shall be entitled to be paid the following:

6.3.1Amount of Benefit. The Participant shall be entitled to receive the Participant’s Accrued Benefit as of the date of Disability.

6.3.2Payment Method and Duration. This annual Executive Benefit shall commence on the first day of the first month following the Participant’s Disability and shall continue annually thereafter, on the anniversary date of the first payment, for a period of fifteen (15) years. In the event Participant dies after becoming entitled to receive such benefits, but before any or all payments have been made, then Participant’s designated Beneficiary(ies) shall be entitled to receive any and all outstanding benefit payments at the same time and in the same form as Participant would have received such payments

6.4   Executive Benefit in the Event of Death During Employment. In the event Participant dies prior to Separating from Service with the Company, then Participant’s Beneficiary(ies) shall be entitled to be paid the following:

6.4.1Amount of Benefit. The Vested Percentage shall be deemed to be one hundred percent (100%), and Participant’s Designated Beneficiary(ies) shall receive One Hundred Percent (100%) of the Accrued Benefit.

6.4.2Payment Method and Duration. This annual Executive Benefit shall be payable to Participant’s Designated Benefiary(ies) and shall commence on the first day of the first month following the Participant’s death and shall continue annually thereafter, on the anniversary date of the first payment, for a period of fifteen (15) years.

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

6.5   Payments in the Event Executive Voluntarily Separates From Service Prior to Early or Normal Retirement. In the event the Participant Voluntarily Terminates Employment with the Employer prior to qualifying for Early or Normal Retirement, then the Executive Benefit shall be determined in accordance with the following:

6.5.1 If Vested Percentage is 100%; Payment Amount, Method and Duration. If the Vested Percentage is one hundred percent (100%), the Participant shall be entitled to be paid the Vested Percentage of the Accrued Benefit. This annual Executive Benefit shall be paid on the first day of the first month following the Participant’s attainment of the Normal Retirement Age, and shall continue annually thereafter, on the anniversary date of the first payment, for a period of fifteen (15) years. In the event Participant dies after becoming entitled to receive such benefits, but before any or all payments have been made, then Participant’s designated Beneficiary(ies) shall be entitled to receive any and all outstanding benefit payments at the same time and in the same form as Participant would have received such payments.

6.5.2 If Vested Percentage is less than 100%. If the Participant Voluntarily Terminates Employment with the Employer prior to the date which corresponds to a Vested Percentage of one hundred percent (100%), and such termination is not subject to the provisions of paragraph 6.7 below, the Participant shall forfeit any and all rights and benefits he may have under the terms of this Plan and shall have no right to be paid any of the amounts which would otherwise be due or paid to the Participant by the Bank pursuant to the terms of this Plan.

6.6   Involuntary Termination. If the Participant’s employment is terminated by the Employer other than a Termination for Cause prior to Participant qualifying for Early or Normal Retirement, and such termination is not subject to the provisions of paragraph 6.7 below, then the Participant shall be entitled to be paid the following:

6.6.1                       Amount of Benefit. Participant shall receive an annual Executive Benefit equal to the Vested Percentage of the Accrued Benefit.

6.6.2 Payment Method and Duration. The annual Executive Benefit amount shall be paid on the first day of the first month following the Participant’s attainment of the Normal Retirement Age, and shall continue annually thereafter, on the anniversary date of the first payment, for a period of fifteen (15) years. In the event Participant dies after becoming entitled to receive such benefits, but before any or all payments have been made, then Participant’s designated Beneficiary(ies) shall be entitled to receive any and all outstanding benefit payments at the same time and in the same form as Participant would have received such payments.

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

6.7   Involuntary Termination or Termination For Good Reason Within Two Years Following a Change in Control. In the event Participant is Involuntarily Terminated or Terminates for Good Reason within two (2) years following a Change in Control Event, and regardless of whether they would have qualified for Early or Normal Retirement, then Participant shall be entitled to receive the following:

6.7.1                       Amount of Benefit. Participant shall receive the greater of the following: (i) The Vested Percentage of the Accrued Benefit OR (ii) Fifty Percent (50%) of the Target Benefit Amount.

6.7.2Payment Method and Duration. The annual Executive Benefit amount shall be paid in accordance with the following:

A.

If the Participant Separates From Service on or after qualifying for Early or Normal Retirement, then the annual Executive Benefit shall commence on the first day of the first month following the Participant’s Separation From Service and shall continue annually thereafter, on the anniversary date of the first payment, for a period of fifteen (15) years. In the event Participant dies after becoming entitled to receive such benefits, but before any or all payments have been made, then Participant’s designated Beneficiary(ies) shall be entitled to receive any and all outstanding benefit payments at the same time and in the same form as Participant would have received such payments.

B.

If the Participant Separates From Service prior to qualifying for Early or Normal Retirement, then the annual Executive Benefit amount shall be paid on the first day of the first month following the Participant’s attainment of the Normal Retirement Age, and shall continue annually thereafter, on the anniversary date of the first payment, for a period of fifteen (15) years. In the event Participant dies after becoming entitled to receive such benefits, but before any or all payments have been made, then Participant’s designated Beneficiary(ies) shall be entitled to receive any and all outstanding benefit payments at the same time and in the same form as Participant would have received such payments.

6.8       Termination For Cause. The Participant agrees that if his employment with the Employer is Terminated for Cause at any time, he shall forfeit any and all rights and benefits he may have under the terms of this Agreement and shall have no right to be

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

paid any of the amounts which would otherwise be due or paid to the Executive by the Employer pursuant to the terms of this Agreement. Furthermore, this forfeiture in the event of a Termination for Cause shall occur regardless of whether Participant has attained the Early or Normal Retirement Age, and for as long as Participant remains employed by the Employer.

ARTICLE VII

MODIFICATION OF FORM OF PAYMENT AND WITHHOLDINGS

7.1   Modifying Form of Benefit Payment. If permitted by the Plan, a Participant may modify the form of the Executive Benefit if the Participant complies with the relevant Code provisions, including but not limited to IRC 409A . Currently, IRC 409A requires the following: (i) the election does not become effective until at least twelve (12) months after the date on which the election is made; (ii) the election is made at least twelve (12) months before the first scheduled payment of the deferred compensation, and; (iii) the first payment to which such election is made must be deferred for a period of at least five (5) years from the date the payment would otherwise have been made.

7.2   Withholding of Payroll Taxes. The Employer shall withhold from payments made hereunder any taxes required to be withheld from a Participant’s wages under federal, state or local law. However, a Beneficiary may elect not to have withholding for federal income tax purposes pursuant to Section 3405(a) (2) of the Internal Revenue Code, or any successor provision thereto.

ARTICLE VIII

ADMINISTRATION

8.1   Named Fiduciary and Plan Administrator. The “Named Fiduciary and Plan Administrator” of this executive plan shall be the Bank until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of this executive plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan, including employment of advisors and the delegation of ministerial duties to qualified individuals.

8.2   Agents. In the administration of this Plan, the Bank may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

8.3   Binding Effect of Decisions. The decision or action of the Plan Administrator in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

8.4   Claims Procedure. In the event a dispute arises over the benefits under this executive plan and benefits are not paid to the Executive (or to the Executive’s beneficiary[ies], if applicable) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within forty-five (45) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within forty-five (45) days of receipt of such claim the specific reasons for such denial, reference to the provision of the plan agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if further review of the claim denial is desired. Any decision by the Bank denying a claim by the Executive for benefits under this Agreement shall be stated in writing and delivered or mailed, via registered or certified mail, to the Executive, the Executive’s spouse or the Executive’s beneficiaries, as the case may be. Furthermore, a claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid forty-five (45) day period.

If claimants desire a second review, they shall notify the Named Fiduciary and Plan Administrator in writing within forty-five (45) days of the first claim denial. Claimants may review this Executive Plan or any documents relating thereto and submit any written issues and comments they may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within forty-five (45) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the plan agreement upon which the decision is based.

8.5   Arbitration of Disputes. All claims, disputes and other matters in question arising out of or relating to this Agreement or the breach or interpretation thereof, other than those matters which are to be determined by the Bank in its sole and absolute discretion, shall be resolved by binding arbitration before a representative member, selected by the mutual agreement of the parties, of the Judicial Arbitration and Mediation Services, Inc. (“JAMS”), located in Seattle, Washington. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with JAMS. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. The arbitration shall be subject to such rules of procedure used or established by JAMS. Any award rendered by JAMS shall be final and binding upon the parties, and as applicable, their respective heirs, beneficiaries, legal representatives, agents, successors and assigns, and may be entered in any court having jurisdiction thereof. Any arbitration hereunder shall be conducted in Aberdeen, Washington, unless otherwise agreed to by the parties.

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

8.6 Attorneys’ Fees. In the event of any arbitration or litigation concerning any controversy, claim or dispute between the parties hereto, arising out of or relating to this Agreement or the breach hereof, or the interpretation hereof, (a) each party shall pay his own attorneys’ arbitration fees incurred; (b) the prevailing party shall be entitled to recover from the other party reasonable expenses, attorneys’ fees and costs incurred in the enforcement or collection of any judgment or award rendered. The “prevailing party” means any party (one party or both parties, as the case may be) determined by the arbitrator(s) or court to be entitled to money payments from the other, not necessarily the party in whose favor a judgment is rendered.

ARTICLE IX

BENEFICIARY DESIGNATION

9.1   Beneficiary Designation. Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (both primary as well as secondary) to who benefits under this Plan shall be paid in the event of Participant’s death prior to complete distribution of the benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Executive Committee, and will be effective only when filed with the Executive Committee during the Participant’s lifetime and when accepted and acknowledged in writing by the Executive Committee or its designated agent.

9.2   Amendments to Beneficiary Designation. Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Executive Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. If a Participant’s compensation or the benefits provided herein are community property, any Beneficiary designation shall be valid or effective only as permitted under applicable law.

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

9.3   No Participant Designation. In the absence of an effective Beneficiary designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant’s benefits, then the Participant’s designated Beneficiary shall be deemed to be the Participant’s estate.

9.4   Doubt as to Beneficiary. If the Executive Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this plan, the Administrative Committee shall have the right, before a Change in Control, to cause the Trustee to withhold such payments until this matter is resolved to the Executive Committee’s satisfaction.

9.5   Payment to Guardian. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Plan benefit to the guardian, legal representative or such person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee and the Employer from all liability with respect to such benefit.

9.6   Effect of Payment. The payment to the deemed Beneficiary shall fully and completely discharge the Company and the Executive Committee from all further obligations under this Plan with respect to a Participant, and the Participant’s Individual Participation Agreement shall terminate upon such full payment of benefits.

ARTICLE X

MISCELLANEOUS

10.1Unfunded Plan. This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of “management or highly compensated employees” within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security act of 1974, as amended (“ERISA”), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I ERISA. Accordingly, the Plan shall terminate and no further benefits shall be paid hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt.

10.2Status as an Unsecured General Creditor and Rabbi Trust. Notwithstanding anything contained herein to the contrary: (i) the Executive shall have no legal or equitable rights, interests or claims in or to any specific property or assets of the Employer as a result of this Agreement; (ii) none of the Bank’s assets shall be held in or under any trust for the benefit of the Executive or held in any way as security for the

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

fulfillment of the obligations of the Bank under this Agreement; (iii) all of the Bank’s assets shall be and remain the general unpledged and unrestricted assets of the Bank; (iv) the Bank’s obligation under this Agreement shall be that of an unfunded and unsecured promise by the Bank to pay money in the future; and (v) the Executive shall be an unsecured general creditor with respect to any benefits which may be payable under the terms of this Agreement.

Notwithstanding subparagraphs (i) through (v) above, the Bank and the Executive acknowledge and agree that, in the event of a Change in Control, upon request of the Executive, or in the Bank’s discretion if the Executive does not so request and the Bank nonetheless deems it appropriate, the Bank shall establish, not later than the effective date of the Change in Control, a Rabbi Trust or multiple Rabbi Trusts (the “Trust” or “Trusts”) upon such terms and conditions as the Bank, in its sole discretion, deems appropriate and in compliance with applicable provisions of the Code, in order to permit the Bank to make contributions and/or transfer assets to the Trust or Trusts to discharge its obligations pursuant to this Agreement. The principal of the Trust or Trusts and any earnings thereon shall be held separate and apart from other funds of the Bank to be used exclusively for discharge of the Bank’s obligations pursuant to this Agreement and shall continue to be subject to the claims of the Bank’s general creditors until paid to the Executive in such manner and at such times as specified in this Agreement.

10.3Nonassignabiliy. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency.

10.4Captions. The captions of the Articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.5  Governing Law. The provisions of this Plan shall be construed, interpreted, and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Washington.

10.6Validity. If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

10.7

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

Notice. Any notice or filing required or permitted to be given to the Plan Administrator shall be sufficient in writing and hand delivered, or sent by registered or certified mail, to the following:

Pacific Financial Corporation
Attention: President and CEO
300 East Market Street
Aberdeen, WA 98520

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

Any Notice or filing required or permitted to be given to a Participant shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

10.8Successors. The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

10.9 IRS Section 280G Issues. If all or any portion of the amounts payable to the Participant under this Plan, either alone or together with other payments which the Participant has the right to receive from the Employer, constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), that are subject to the excise tax imposed by Section 4999 of the Code (or similar tax and/or assessment), Participant shall be responsible for the payment of such excise tax and Employer (and its successor) shall be responsible for any loss of deductibility related thereto; provided, however, that Employer and Participant shall cooperate with each other and use all reasonable efforts to minimize to the fullest extent possible the amount of excise tax imposed by Section 4999 of the Code. If, at a later date, it is determined (pursuant to final regulations or published rulings of the Internal Revenue Service, final judgment of a court of competent jurisdiction, or otherwise) that the amount of excise taxes payable by the Participant is greater than the amount initially so determined, then the Participant shall pay an amount equal to the sum of such additional excise taxes and any interest, fines and penalties resulting from such underpayment. The determination of the amount of any such excise taxes shall be made by the independent accounting firm employed by the Employer immediately prior to the

PACIFIC FINANCIAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Plan Document

Change in Control or such other independent accounting firm or advisor as may be mutually agreeable to Employer and Participant in the exercise of their reasonable good faith judgment.

PACIFIC FINANCIAL CORPORATION

By:	/s/ G. Dennis Archer 3/13/08	By:	/s/ Sandi Clark 3/18/08
	Signature and Date		Secretary and Date

Title:	Director

/s/ Carlye Gillespie
Witness	Witness

PACIFIC FINANCIAL CORPORATION

Individual Participation Agreement

Participant:

Eligibility Date:	_____________

Target Benefit Amount:	_____________________

Early Retirement Age): ___________________

(if other than as identified in Plan Document)

Normal Retirement Age: ___________________

THIS INDIVIDUAL PARTICIPATION AGREEMENT (hereinafter “Participation Agreement”) is entered into as of ___________, 200___, by and between Pacific Financial Corporation, a Washington Corporation (hereinafter the “Company”) and the Participant designated above.

WHEREAS the Participant is a member of a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business of the Company;

WHEREAS the Company has adopted the Pacific Financial Corporation Supplemental Executive Retirement Plan Plan Document (hereinafter Plan Document) and respectively referred to as “Plan” and the “Plan Document”), which may be amended from time to time, and the Participant has been selected to participate in the Plan;

AND WHEREAS the Participant desires to participate in the Plan;

NOW THEREFORE, the Company and the Participant hereby agree to the following:

I.      Definitions. Unless otherwise provided in this Individual Participation Agreement, the capitalized terms herein shall have the same meaning as under the Plan Document and any amendments thereto.

II.     Integrated Agreement. The Plan Document, a copy of which has been delivered to the Participant, is hereby incorporated into by reference and made a part of this Individual Participation Agreement as though set forth in full herein. The parties to this Individual Participation Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the Plan as set forth in the Plan Document. This Participation Agreement and the Plan Document, collectively, shall be considered one complete contract between the parties.

III.   Acknowledgement. The Participant hereby acknowledges that he or she has read and understands this Participation Agreement and the Plan Document.

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IV.   Conditions to Participation. As a condition to participating in the Plan, the Participant must complete, sign, date and return to the Plan Administrator an original of this Individual Participation Agreement and a Beneficiary Designation Form.

V.    Successors and Assigns. This Individual Participation Agreement shall inure to the benefit of, and be binding upon, the Company, its successors and assigns, and the Participant.

VI.   Governing Law. This Agreement (including both the Individual Participation Agreement and the Plan Document) shall be governed by and construed under the laws of the state of Washington.

VII. Counterparts. This Individual Participation Agreement may be executed in one or more counterparts each of which is legally binding and enforceable.

Participant:___________________________	__________________________
(Signature)	(Date)

Authorized Representative

Of Pacific Financial Corporation

By: _____________________	Title:_____________

Date:	_________________

Witness:__________________________

Witness:__________________________

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Beneficiary Designation Form For

The Pacific Financial Corporation Supplemental Executive Retirement Plan

I.	PRIMARY DESIGNATION

(You may refer to the beneficiary designation information prior to completion of this form.)

A.	Person(s) as a Primary Designation:
(Please indicate the percentage for each beneficiary.)

Name___________________________________	Relationship___________________ / _______%

Address:_________________________________________________________________________

(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:_________________________________________________________________________

(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:_________________________________________________________________________

(Street)	(City)	(State)	(Zip)
Name___________________________________	Relationship___________________ / _______%

Address:_________________________________________________________________________

(Street)	(City)	(State)	(Zip)

B.	Estate as a Primary Designation:

My Primary Beneficiary is The Estate of ______________________________________ as set forth in the last will and testament dated the _____ day of _____________, _____ and any codicils thereto.

C.	Trust as a Primary Designation:

Name of the Trust: ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: __________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

___________________________________________________________________________

___________________________________________________________________________

Is this an Irrevocable Life Insurance Trust? ________ Yes	________ No

(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

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II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:
(Please indicate the percentage for each beneficiary.)

Name___________________________________	Relationship___________________ / _______%

Address:_________________________________________________________________________

(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:_________________________________________________________________________

(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:_________________________________________________________________________

(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:_________________________________________________________________________

(Street)	(City)	(State)	(Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of _____________________________________ as set forth in my last will and testament dated the _____ day of ___________, _____ and any codicils thereto.

C.	Trust as a Secondary (Contingent) Designation:

Name of the Trust: ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: __________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

___________________________________________________________________________

___________________________________________________________________________

All sums payable under The Pacific Financial Corporation Supplemental Executive Retirement Plan and the Individual Participation Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

Participant	Date

NOTE*** IF YOU RESIDE IN A COMMUNITY PROPERTY STATE (ARIZONA, CALIFORNIA, IDAHO, LOUISIANA, NEVADA, NEW MEXICO, TEXAS, WASHINGTON OR WISCONSIN), AND YOU ARE DESIGNATING A

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BENEFICIARY OTHER THAN YOUR SPOUSE, THEN YOUR SPOUSE MUST ALSO SIGN THE BENEFICIARY DESIGNATION FORM.

I am aware that my spouse, the above named Participant/individual has designated someone other than me to be the beneficiary and waive any rights I may have to the proceeds of such insurance under applicable community property laws. I understand that this consent and waiver supersedes any prior spousal consent or waiver under this plan.

Spouse Signature:______________________________

Date:_________________

Witness (other than Participant) : ___________________________

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